UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 23, 2015

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056 (Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4))

ITEM 8.01.	Other Events.

The information included in our press release to access the replay of our conference call was incorrect. The correct information is provided below.

The conference call replay will be available from 10:00 a.m. Eastern Time on July 23, 2015 until midnight on July 30, 2015, by dialing (800) 723-8184 (USA) or (402) 220-2668 (International). The access code is STCQ215.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION
(Registrant)

	By:	/s/ J. Allen Berryman
(J. Allen Berryman, Chief Financial Officer,
Secretary, Treasurer and Principal Financial Officer)

Date: July 23, 2015